SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2004

RICA FOODS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-18222	87-0432572
(Commission file number)	(I.R.S. Employer Identification No.)

1840 Coral Way, Suite 101, Miami, Florida 33145

(Address of principal executive offices)    (Zip code)

(305) 858-9480

(Registrant’s telephone number, including area code)

Item 5:	Other Events.

On January 13, 2004, Rica Foods, Inc. (the “Company”) issued a press release announcing that its results of operations for the fiscal year ended September 30, 2003. A copy of such press release is attached, and incorporated herein by reference, as Exhibit 99.1.

Item 7.	Exhibits

99.1	Press Release dated January 13, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2004

RICA FOODS, INC.

By:	/s/ Calixto Chaves
Name:	Calixto Chaves
Title:	Chief Executive Officer

Exhibit Index

Exhibits

99.1	Press Release dated January 13, 2004